UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 10, 2012

Date of report (Date of earliest event reported)

Granite City Food & Brewery Ltd.

(Exact name of registrant as specified in its charter)

Minnesota	0-29643	41-1883639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5402 Parkdale Drive, Suite 101

Minneapolis, MN 55416

(Address of principal executive offices, including zip code)

(952) 215-0660

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Master Asset Purchase Agreement and Previous Asset Purchases

As previously reported, on November 4, 2011, Granite City Food & Brewery Ltd. (“Granite City”), through its wholly-owned subsidiary, Granite City Restaurant Operations, Inc., a Minnesota corporation (“GCROI”), entered into a Master Asset Purchase Agreement (“MAPA”) with CR Minneapolis, LLC, Pittsburgh CR, LLC, Indy CR, LLC, Kendall CR LLC, 3720 Indy, LLC, CR NH, LLC, Parole CR, LLC, CR Florida, LLC, Restaurant Entertainment Group, LLC (“REG”), Clint R. Field and Eric Schilder, relating to the purchase of the assets of up to eight restaurants operated by the selling parties under the name “Cadillac Ranch All American Bar & Grill.”  Also as previously reported, under the MAPA, as amended, and related agreements, GCROI has purchased the following Cadillac Ranch assets:

Location	Purchase Price
Indy (Indianapolis, IN)	$800,948
Kendall (Miami, FL)	$1,442,894
Mall of America (Bloomington, MN)	$1,400,000
Annapolis (Annapolis, MD)	$1,350,000
National Harbor (Oxon Hill, MD)	$1,174,600
REG (intellectual property)	$1,538,729

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the MAPA, including Amendment Nos. 1, 2 and 3 thereto, copies of which were previously filed with the Securities and Exchange Commission and are incorporated by reference herein.  The benefits of the representations and warranties set forth in the MAPA, as amended, are intended to be relied upon only by the parties to such agreement, and do not constitute continuing representations and warranties of Granite City to any other party for any other purpose.

Pittsburgh Asset Purchase Agreement

On January 11, 2012, the parties entered into an asset purchase agreement pursuant to which GCROI will purchase the assets of the Cadillac Ranch restaurant operated by Pittsburgh CR, LLC in Pittsburgh, PA for $900,000 (the “Pittsburgh APA”).  The Pittsburgh asset purchase will close at such time as a liquor license can be issued by the Pennsylvania Liquor Control Board, which the parties expect to occur late in the first quarter or in the second quarter of this year.  Attached hereto as Exhibit 99 and incorporated by reference herein is a copy of the press release of Granite City, dated January 11, 2012, relating to the signing of such asset purchase agreement.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Pittsburgh APA, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.  The benefits of the representations and warranties set forth in the Pittsburgh APA are intended to be relied upon only by the parties to such agreement, and do not constitute continuing representations and warranties of Granite City to any other party for any other purpose.

Third Amendment to Credit Agreement

As previously reported, on December 16, 2011, Granite City and Fifth Third Bank entered into a First Amendment (the “First Amendment”) to the Credit Agreement originally dated as of May 10, 2011 (the “Credit Agreement”).  Pursuant to the First Amendment, the line of credit commitment was temporarily increased from $5.0 million to $7.0 million and Granite City issued an Amended and

Substitute Line of Credit Note (the “A&S Note 1”) replacing its original Line of Credit Note (the “Original Note”).  Also as previously reported, on December 30, 2011, Granite City and Fifth Third Bank entered into a Waiver and Second Amendment to the Credit Agreement (the “Second Amendment”). Pursuant to the Second Amendment, a new delayed draw term loan in an amount not to exceed $5.0 million was made available to Granite City and the line of credit commitment was temporarily increased from $7.0 million to $12.0 million.  The increased line of credit will be available to Granite City until the earlier to occur of (a) consummation of Granite City’s planned sale-leaseback of its real property in Troy, Michigan, or (b) April 30, 2012.  At that time, the line of credit commitment will revert to $10.0 million.  On December 30, 2011, in connection with its entry into the Second Amendment, the Company issued a Delayed Draw Term Note in the amount of $5.0 million (“DDT Note”) and an Amended and Substitute Line of Credit Note in the amount of $12.0 million (“A&S Note 2”).

On January 10, 2012, Granite City and Fifth Third Bank entered into a Third Amendment to the Credit Agreement (the “Third Amendment”) to allow Granite City (1) to issue a promissory note in the amount of $900,000 to the sellers of the Cadillac Ranch restaurant assets located in Pittsburgh, PA, and (2) to maintain a separate bank account to be used in connection with the consulting agreement between Granite City and such sellers under which the Pittsburgh location will be operated through closing.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, the Original Note, the First Amendment, A&S Note 1, the Second Amendment, the DDT Note and A&S Note 2, copies of which were previously filed with the Securities and Exchange Commission, and the Third Amendment, a copy of which is filed as Exhibit 10.8 to this Current Report on Form 8-K, all of which are incorporated by reference herein.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

See “Exhibit Index.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Granite City Food & Brewery Ltd.

Date: January 13, 2012	By:	/s/ Monica A. Underwood
Monica A. Underwood
Vice President of Finance

EXHIBIT INDEX

Exhibit
Number	Description

2.1

Master Asset Purchase Agreement by and among Granite City Restaurant Operations, Inc. and CR Minneapolis, LLC, Pittsburgh CR, LLC, Indy CR, LLC, Kendall CR, LLC, 3720 Indy, LLC, CR NH, LLC, Parole CR, LLC, and CR Florida, LLC and Restaurant Entertainment Group, LLC and Clint R. Field and Eric Schilder, dated November 4, 2011 (Schedules have been omitted pursuant to Item 601(b)(2)) (incorporated by reference to our Current Report on Form 8-K, filed on November 10, 2011 (File No. 000-29643)).

2.2

Amendment No. 1 to Master Asset Purchase Agreement by and among Granite City Restaurant Operations, Inc. and Granite City of Maryland, Inc., and CR Minneapolis, LLC, Pittsburgh CR, LLC, Indy CR, LLC, Kendall CR LLC, 3720 Indy, LLC, CR NH, LLC, Parole CR, LLC, and CR Florida, LLC and Restaurant Entertainment Group, LLC and Clinton R. Field and Eric Schilder, dated December 21, 2011 (incorporated by reference to our Current Report on Form 8-K, filed on December 28, 2011 (File No. 000-29643)).

2.3

Amendment No. 2 to Master Asset Purchase Agreement by and among Granite City Restaurant Operations, Inc. and Granite City of Maryland, Inc., and CR Minneapolis, LLC, Pittsburgh CR, LLC, Indy CR, LLC, Kendall CR LLC, 3720 Indy, LLC, CR NH, LLC, Parole CR, LLC, and CR Florida, LLC and Restaurant Entertainment Group, LLC and Clinton R. Field and Eric Schilder, dated December 27, 2011 (incorporated by reference to our Current Report on Form 8-K, filed on December 28, 2011 (File No. 000-29643)).

2.4

Amendment No. 3 to Master Asset Purchase Agreement by and among Granite City Restaurant Operations, Inc. and Granite City of Maryland, Inc., and CR Minneapolis, LLC, Pittsburgh CR, LLC, Indy CR, LLC, Kendall CR LLC, 3720 Indy, LLC, CR NH, LLC, Parole CR, LLC, and CR Florida, LLC and Restaurant Entertainment Group, LLC and Clinton R. Field and Eric Schilder, dated December 30, 2011 (including form of assignment of intellectual property) (incorporated by reference to our Current Report on Form 8-K, filed on January 4, 2012 (File No. 000-29643)).

10.1

Asset Purchase Agreement by and among Granite City Restaurant Operations, Inc. and Pittsburgh CR, LLC and Restaurant Entertainment Group, LLC and Eric Schilder, dated January 11, 2012 (Schedules have been omitted pursuant to Item 601(b)(2)).

10.2

Credit Agreement by and between the Registrant and Fifth Third Bank, as Administrative Agent, dated May 10, 2011 (including forms of Term Note and Line of Credit Note) (incorporated by reference to our Current Report on Form 8-K, filed on May 16, 2011 (File No. 000-29643)).

10.3

First Amendment to Credit Agreement by and between the Registrant and Fifth Third Bank, dated December 16, 2011 (incorporated by reference to our Current Report on Form 8-K, filed on December 19, 2011 (File No. 000-29643)).

10.4	Amended and Substitute Line of Credit Note, dated December 16, 2011 (incorporated by reference to our Current Report on Form 8-K, filed on December 19, 2011 (File No. 000-29643)).

10.5

Waiver and Second Amendment to Credit Agreement by and between the Registrant and Fifth Third Bank, dated December 30, 2011 (incorporated by reference to our Current Report on Form 8-K, filed on December 19, 2011 (File No. 000-29643)).

10.6	Delayed Draw Term Note, dated December 30, 2011 (incorporated by reference to our Current Report on Form 8-K, filed on December 19, 2011 (File No. 000-29643)).

10.7	Amended and Substitute Line of Credit Note, dated December 30, 2011 (incorporated by reference to our Current Report on Form 8-K, filed on December 19, 2011 (File No. 000-29643)).

10.8	Third Amendment to Credit Agreement by and between the Registrant and Fifth Third Bank, dated January 10, 2012.

99	Press Release, dated January 11, 2012.